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                                  BERGER FUNDS

                         SUPPLEMENT DATED MARCH 13, 2003


The previously announced shareholder meetings of the Berger Funds occurred on March 7, 2003. At the meetings, shareholders approved proposals to reorganize the following Berger Funds into Janus funds and related proposals:

         Current Berger Fund                  Proposed Janus Fund
         -------------------                  -------------------
         Berger Balanced Fund                 Janus Balanced Fund
         Berger Mid Cap Growth Fund           Janus Enterprise Fund
         Berger Small Company Growth Fund     Janus Venture Fund
         Berger Information Technology Fund   Janus Global Technology Fund
         Berger International Fund            Janus Overseas Fund
         Berger Small Cap Value Fund          Janus Small Cap Value Fund
         Berger Mid Cap Value Fund            Janus Mid Cap Value Fund
         Berger Small Cap Value Fund II       Janus Adviser Small Cap Value Fund

The shareholder meetings relating to proposed fund reorganizations for the following Funds were adjourned until March 28, 2003, in order to permit further solicitation of proxies.

         Berger Growth Fund
         Berger Large Cap Growth Fund

It is anticipated that the reorganizations will take effect in mid-April 2003.

Until such time as all of the proposed reorganizations and related matters are approved by shareholders and effected, you may continue to direct inquiries to the Berger Funds at 1-800-551-5849.